Exhibit  10.1

                            STOCK PURCHASE AGREEMENT
                            ------------------------


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into the 18th day of January 2007, and supersedes any and all other agreements whether in writing or orally communicated, by and among Payment Data Systems, Inc. (hereinafter referred to as "SELLER"), a Nevada corporation, and Mr. Robert D. Evans (hereinafter referred to as the "PURCHASER");

WITNESSETH:

     WHEREAS, the PURCHASER desires to purchase 3,000,000 shares of the Seller's common stock, par value $0.001, (the Shares), and the SELLER desires to sell or cause to be sold the Shares, upon the terms and subject to the conditions herein; and

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the PURCHASER shall pay $255,000 to the SELLER, (the "Purchase Price") in exchange for the Shares.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Shares, it is hereby agreed as follows:

     1.     CLOSING  AND  PURCHASE  PRICE.

     A. PROCEDURE FOR CLOSING. The Closing of the purchase and sale of the Shares will be held at the SELLER'S offices on January 19, 2007 at 3:00 pm EST (the "Closing") or such other place, date and time as the parties hereto may otherwise agree.

     B. PURCHASE AND SALE OF PAYMENT DATA SYSTEMS STOCK. At Closing, PURCHASER agrees to purchase the Shares from SELLER and SELLER agrees to sell the Shares to PURCHASER, for the Purchase Price.

     C. AMOUNT AND PAYMENT OF PURCHASE PRICE. The Purchase Price shall consist of $255,000, or $0.085 per share of common stock, to be paid to the SELLER by the PURCHASER in readily available funds.

     2. REPRESENTATIONS AND WARRANTIES OF SELLER. SELLER hereby warrants and represents:

     A. SELLER is duly organized, validly existing and in good standing under the laws of the state of Nevada, and has the corporate power and lawful authority to own, lease and operate its assets, properties, and business and to carry on its business as now being and as heretofore conducted.

     B. AUTHORITY RELATIVE TO THIS AGREEMENT. Except as otherwise stated herein, the SELLER has full power and authority to execute this Agreement and carry out the transactions contemplated by it and no further action is necessary by the SELLER to make this Agreement valid and binding upon SELLER and enforceable against him in accordance with the terms hereof, or to carry out the actions contemplated hereby. The execution, delivery and performance of this Agreement by the SELLER will not:

     (i) constitute a breach or a violation of SELLER'S Articles of Incorporation, By-Laws, or of any law, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which it is a party, or by which it is bound;

     (ii) constitute a violation of any order, judgment or decree to which it is a party or by which its assets or properties are bound or affected; or

     (iii) result in the creation of any lien, charge or encumbrance upon its assets or properties, except as stated herein.

     C. OWNERSHIP. All of the Shares have been duly authorized, validly issued and are fully paid and non-assessable, and were not issued in violation of the terms of any agreement or other understanding legally binding upon SELLER, and were issued in compliance with all applicable laws and regulations.

     D. CONSENT. SELLER has obtained written consent to enter this Agreement from SELLER's existing lender holding a right of first refusal.

     E. FULL DISCLOSURE. Now and as of the date of Closing, no representation or warranty of SELLER contained in this Agreement, and, to the best knowledge of SELLER (or any agents of SELLER), no document or other paper furnished by or on behalf of SELLER to PURCHASER (or any of its agents) pursuant to this Agreement or in connection with the transaction contemplated hereby, taken as a whole, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not false or misleading.

     3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. PURCHASER hereby warrants, represents and agrees that:

     A. PURCHASER is an accredited investor, which is defined, in part, pursuant to Rule 501 of Regulation D promulgated under the Securities Act of 1933 ("Regulation D"), as follows:

"Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; Any natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year."

     B. AUTHORITY RELATIVE TO THIS AGREEMENT AND ANCILLARY DOCUMENTS. Except as otherwise stated herein, the PURCHASER has full power and authority to execute this Agreement, and carry out the transactions contemplated hereby and thereby and no further action is necessary by the PURCHASER to make this Agreement valid and binding upon PURCHASER and enforceable against it in accordance with the terms hereof, or to carry out the actions contemplated hereby and thereby. The execution, delivery and performance of this Agreement by the PURCHASER will not:

     (i) constitute a breach or a violation of any law, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which he is a party, or by which he is bound;

     (ii) constitute a violation of any order, judgment or decree to which he is a party or by which his assets or properties are bound or affected; or

     (iii) result in the creation of any lien, charge or encumbrance upon his assets or properties except as stated herein.

     C. NO REGISTRATION. PURCHASER warrants that it is acquiring the Shares for investment and for PURCHASER'S own account and not as a nominee or agent for any other person and with no present intention of distributing or reselling such shares. PURCHASER understands (1) that the Shares have not been registered for sale under the Securities Act or any state securities or "blue-sky" laws in reliance upon exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the investment intent of PURCHASER as expressed herein, (2) that such securities must be held indefinitely and not sold until such shares are registered under the Securities Act and any applicable state securities or "blue-sky" laws, unless an exemption from such registration is available.

     D. INFORMATION ON SELLER. PURCHASER has been furnished with or has had access at the EDGAR Website of the Securities and Exchange Commission to the SELLER's Form 10-KSB for the year ended December 31, 2005 and all periodic reports filed with the Commission thereafter, but not later than five business days before the Closing. In addition, the PURCHASER has had an opportunity to talk with Management of the SELLER and has received in writing from the SELLER such other information concerning its operations, financial condition and other matters as the PURCHASER has requested in writing to the extent required by Regulation D, and considered all factors the PURCHASER deems material in deciding on the advisability of investing in the Shares.

    E. COMMON STOCK LEGEND. The Shares shall bear the following of similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PAYMENT DATA SYSTEMS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

    F. COMMUNICATION OF OFFER. The offer to sell the Shares was directly communicated to the PURCHASER by the SELLER. At no time was the PURCHASER presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

    G. NO GOVERNMENT REVIEW. The PURCHASER understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

    H. FULL DISCLOSURE. Now and as of the date of Closing, no representation or warranty of PURCHASER contained in this Agreement, and, to the best knowledge of PURCHASER (or any agents of PURCHASER), no document or other paper furnished by or on behalf of PURCHASER to SELLER (or any of its agents) pursuant to this Agreement or in connection with the transaction contemplated hereby, taken as a whole, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not false or misleading.

     4. EXPENSES. Each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and other experts.

     5. CLOSING DELIVERIES. At the Closing, the deliveries hereinafter specified shall be made by the respective parties hereto, in order to consummate the transactions contemplated hereby.

     A. DELIVERIES BY SELLER. SELLER shall deliver or cause to be delivered soon as reasonably practical to PURCHASER, stock certificates, and any and all other instruments of conveyance and transfer as required by Section 1 of this Agreement.

     B. DELIVERIES BY PURCHASER. PURCHASER shall deliver or caused to be delivered to SELLER, the Purchase Price of this Agreement; and any and all other instruments of conveyance and transfer as required by Section 1 of this Agreement.

     6. CONSUMMATION OF AGREEMENT. PURCHASER and SELLER shall use their best efforts to perform and fulfill all conditions and obligations to be performed and fulfilled by them under this Agreement, and SELLER shall use his best efforts to further ensure that to the extent within SELLER'S control, no breach of any of SELLER'S representations, warranties, and agreements hereunder or contemplated hereby occurs or exists on or before Closing to the end that the transactions contemplated by this Agreement shall be fully carried out.

     7. FURTHER ASSURANCES. Each of the parties hereto shall execute such documents, further instruments and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

     8.     GENERAL.

     A. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement covenants and agrees that its respective representations, warranties, covenants and statements and agreements contained in this Agreement and the exhibits hereto, and in any documents delivered in connection herewith, shall survive the Closing indefinitely. Except agreements between the PURCHASER and SELLER, and as set forth in this Agreement, any exhibits hereto or in the documents and papers delivered in connection herewith, there are no other agreements, representations, warranties or covenants by or among the parties hereto with respect to the subject matter hereof.

     B. ENTIRE AGREEMENT. This Agreement (including all documents and papers delivered pursuant hereto and any written amendments hereof executed by the parties hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

     C. SECTIONS AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     D. GOVERNING LAW. This Agreement and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Nevada without regard to its conflict of laws provisions. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which, the prevailing party may be entitled.

     E. CONTRACTUAL PROCEDURES. Unless specifically disallowed by law, should litigation arise hereunder, service of process therefore, may be obtained through certified mail, return receipt requested; the parties hereto waiving any and all rights they may have to object to the method by which service was perfected.

     F. AMENDMENT AND WAIVER. The parties may by mutual agreement amend this Agreement in any respect, and any party, as to such party, may (a) extend the time for the performance of any of the obligations of any other party, and (b) waive (i) any inaccuracies in representations by any other party, (ii) compliance by any other party with any of the agreements contained herein and performance of any obligations by such other party, and
(iii) the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement. To be effective, any such amendment or waiver must be in writing and be signed by the party against whom enforcement of the same is sought.

     G. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of whom shall for all purposes are deemed to be an original and all of which shall constitute one instrument.

     H. ADVICE OF COUNSEL. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT.


IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto all on the date first above written.



PURCHASER:

Robert  D.  Evans

By:  /s/  Robert  D.  Evans
     ----------------------
     Robert  D.  Evans


SELLER:

Payment  Data  Systems,  Inc.,  a  Nevada  corporation

By:  /s/  Michael  R.  Long
     ----------------------
     Michael  R.  Long
     Chief  Executive  Officer